UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

NOTE: The All Countries Fund is effective with the SEC, but has not commenced operations yet.

HANSBERGER

INTERNATIONAL

SERIES

ANNUAL REPORT

December 31, 2010

International Value Fund

Emerging Markets Fund

International Growth Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Market Conditions

International stock markets posted positive returns for the 12 months ended December 31, 2010, as investor optimism regarding global economic growth outweighed ongoing concerns, such as the European sovereign debt crisis and heightened tension in the Korean peninsula. It was a volatile period, with equity markets falling significantly in the first half of the year before rallying strongly in the second half. Most major and emerging stock markets posted positive returns, while nine of the ten sectors represented in the fund’s benchmark recorded gains. Strong economic recovery and increased cash flows from global investors drove emerging markets higher, with several stock markets ending the year at record highs. European markets were mixed. Germany, Switzerland and the United Kingdom recorded solid gains, while the countries at the center of the European financial crisis — Portugal, Italy, Ireland, Greece and Spain — all recorded losses. Japan’s stock market was essentially flat for the period, but a strong yen helped generate positive returns for U.S. investors. North America (Canada) was the best regional performer, on the back of high commodity prices, which also helped push up markets in the Pacific ex Japan region.

Volatility was also evident in the currency markets. The U.S. dollar was strong in the first half of the year but gave back much of its gain in the second half. The dollar ended the year up 6.5% against the euro and 3.1% versus the British pound, while it fell 14.0% against the Australian dollar, 5.5% against the Canadian dollar and 14.8% versus the Japanese yen.

Performance Results

For the 12 months ended December 31, 2010, Institutional Class shares of International Value Fund returned 10.25%. The fund underperformed its benchmark, the MSCI ACWI ex USA, which returned 11.60% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning 10.12%.

Explanation of Fund Performance

Stock selection in the Pacific ex Japan region was the main contributor to the fund’s shortfall relative to the index. Australian steel company BlueScope Steel and Hong Kong retailer Esprit Holdings were among the bottom performers in the region for the fund. Both holdings were sold before the end of the period. Holding a different basket of currencies than the benchmark also had a negative effect. Sectors that had the largest negative impact on relative returns were consumer discretionary and financials, in which British retailer Dixons Retail and French financial institution AXA were among the bottom performers. AXA was sold before period end. The fund benefited from an overweight allocation to emerging markets, where stock selection was also strong. Chinese industrial companies China State Construction and Weichai Power were among the top performers. Stock selection in Canada also had a positive effect, with mining company Teck Resources being one of the top performers. The most positive sectors for the fund were industrials, led by the German engineering group Siemens, and information technology. Russian miner Norilsk Nickel was among the top performers in the materials sector.

Outlook

Looking ahead to 2011, we continue to be positive on equities largely because of attractive valuations. In our view, larger emerging markets, such as Brazil, China and Russia, all of which have lagged smaller emerging markets, such as Indonesia, Malaysia, Peru and Colombia, continue to provide significant investment opportunities for long-term investors. These markets are not only supported by strong economic growth, but valuations remain attractive relative to historical levels. We expect markets to remain volatile, as we still do not know the full impact of the sovereign debt crisis in Europe, which remains a major concern. As long-term fundamental value investors, we look to take advantage of the vast company-specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to seek high quality businesses that have strong balance sheets and are well managed. We believe these companies have the potential to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2000 through December 31, 20102

Average Annual Total Returns — December 31, 20102

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	10.25%	-4.78%	4.27%	5.89%	—
Advisor Class (Inception 9/13/2005)	10.12%	-4.93%	4.10%	—	5.33%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI ACWI ex USA[1]	11.60%	-4.58%	5.29%	5.97%	5.89%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks”sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.97%	0.97%
Advisor	1.17	1.17

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Market Conditions

Emerging markets stock markets posted positive returns for the 12 months ended December 31, 2010, as a strong economic recovery and increased cash flows from global investors drove emerging markets higher. It was a volatile period, with equity markets falling significantly in the first half of the year before rallying strongly in the second half. Most emerging stock markets posted positive returns, while all ten sectors represented in the fund’s benchmark recorded gains. Asian markets produced robust gains, with South Korea near its record high despite rising tension with North Korea. The stock markets of India, Indonesia, Malaysia, the Philippines and Thailand all achieved record highs. China’s performance lagged the rest of the region, as rising inflation led to a tightening of monetary policy. Meanwhile, demand from China spurred a rise in commodity prices that fueled gains for the South African and Russian stock markets. In Latin America, Chile, Colombia, Mexico and Peru were among the strongest performers globally, with Brazil, for once, lagging behind.

Emerging market currencies also enjoyed a positive period due to the economic growth and richness in commodities of their respective regions. Among the top performers of major emerging markets were the South African rand, which gained 11.3%; the Taiwan dollar, which gained 9.7%; and the Brazilian real, which gained 5.0% — all against the U.S. dollar.

Performance Results

For the 12 months ended December 31, 2010, Institutional Class shares of Emerging Markets Fund returned 17.49%. The fund underperformed its benchmark, the MSCI Emerging Markets Index, which returned 19.20% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning 17.15%.

Explanation of Fund Performance

The fund’s cash position and holding a different basket of currencies from the benchmark were the main contributors to underperformance. Stock selection in Latin America also contributed to underperformance, where Brazilian oil producer Petrobras was one of the weakest performers. Sectors that had the largest negative impact on relative returns were information technology and consumer discretionary. Taiwanese electronics company Hon Hai Precision and Chinese sportswear company Anta Sports Products were among the bottom performers. The fund benefited from stock selection in Europe, the Middle East and Africa, where Russian mining company Norilsk Nickel and South African health and beauty retailer Clicks Group were among the top performers. The most positive sector was materials, with Brazilian mining giant Vale and Russian potash company Uralkali among the top performers.

Outlook

As we start a new year, we continue to be positive on emerging market equities, largely because of attractive valuations. In our view, larger emerging markets, such as Brazil, China and Russia, all of which have lagged smaller emerging markets, such as Indonesia, Malaysia, Peru and Colombia, continue to provide significant investment opportunities for long-term investors. These markets are not only supported by strong economic growth, but valuations remain attractive relative to historical levels. We expect markets to remain volatile, as we still do not know the full impact of the sovereign debt crisis in Europe, which remains a major concern. These factors continue to create many opportunities that we believe we can capture via both high quality domestic-oriented and leading global companies that are domiciled in emerging market countries.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Ronald Holt, CFA

President & CEO, Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2000 through December 31, 20102

Average Annual Total Returns — December 31, 20102

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	17.49%	-0.58%	10.42%	14.80%	—
Advisor Class (Inception 9/13/2005)	17.15%	-0.73%	10.24%	—	12.03%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI Emerging Markets Index[1]	19.20%	-0.03%	13.11%	16.23%	13.95%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks”sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.67%	1.50%
Advisor	1.94	1.65

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged index that is designed to measure the equity market performance of emerging markets.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market Conditions

International stock markets posted positive returns for the 12 months ended December 31, 2010, as investor optimism regarding global economic growth outweighed ongoing concerns, such as the European sovereign debt crisis and heightened tension in the Korean peninsula. It was a volatile period, with equity markets falling significantly in the first half of the year before rallying strongly in the second half. Most major and emerging stock markets posted positive returns while nine of the ten sectors represented in the fund’s benchmark recorded gains. Strong economic recovery and increased cash flows from global investors drove emerging markets higher, with several stock markets ending the year at record highs. European markets were mixed. Germany, Switzerland and the United Kingdom recorded solid gains, while the countries at the center of the European financial crisis — Portugal, Italy, Ireland, Greece and Spain — all recorded losses. Japan’s stock market was essentially flat for the period, but a strong yen helped generate positive returns for U.S. investors. North America (Canada) was the best regional performer, on the back of high commodity prices, which also helped push up markets in the Pacific ex Japan region.

Volatility was also evident in the currency markets. The U.S. dollar was strong in the first half of the year but gave back much of its gain in the second half. The dollar ended the year up 6.5% against the euro and 3.1% versus the British pound, while it fell 14.0% against the Australian dollar, 5.5% against the Canadian dollar and 14.8% versus the Japanese yen.

Performance Results

For the 12 months ended December 31, 2010, Institutional Class shares of International Growth Fund returned 8.63%. The fund underperformed its benchmark, the MSCI ACWI ex USA, which returned 11.60% for the period. The fund’s Advisor Class shares also underperformed the benchmark, returning 8.44%.

Explanation of Fund Performance

Stock selection in emerging markets, particularly in China, was the main reason for the fund’s performance shortfall relative to the index. Real estate developer China Resources Land was one of the weaker performers, as Chinese authorities tightened monetary policy to avoid a potential housing bubble. Hong Kong retailer Esprit Holdings was another bottom performer. Stock selection in North America (Canada) and Pacific ex Japan contributed to underperformance. Holding a different basket of currencies from the benchmark also had a negative effect. Sectors that had the largest negative impact on relative returns were industrials and financials, where Denmark’s alternative energy company Vestas Wind Systems and French financial institution AXA detracted from returns. The fund benefited from stock selection in Europe and Japan. Swedish tool manufacturer Atlas Copco and Japanese robotic company Fanuc were among the top performers in these regions. The most positive sector for the fund was information technology, in which the British microprocessor company ARM Holdings was among the best performers.

Outlook

In our opinion, economic prospects are poised to improve in the next several years, led by emerging markets, which may potentially drive overall global economic growth. Given the backdrop, we are favorably disposed towards international equities. From a tactical perspective, we remain positive on cyclical sectors. From a strategic perspective we remain confident in emerging market equities. Uncertainties about sovereign debt risk and global growth remain, so we believe that a well diversified approach is prudent. We are starting to see indications that conditions are improving in the United States and also in Northern Europe, where there has been stimulus — for Germany, in particular — due to the declining euro. Concerns over global growth and sovereign debt have been met with volatility, and we anticipate that volatility will continue. In this environment, we believe that focusing on high quality names with good secular growth potential should stand us in good stead. Maintaining a well diversified portfolio of high quality international companies should prove beneficial as investors return to equities and risk aversion subsides.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through December 31, 20102

Average Annual Total Returns — December 31, 20102

	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	8.63%	-6.21%	3.91%	9.84%
Advisor Class (Inception 9/13/2005)	8.44%	-6.37%	3.70%	4.58%

				Since Inception[5]

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	11.60%	-4.58%	5.29%	12.01%	5.89%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” and “More Information About Risks”sections of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.88%	0.88%
Advisor	1.04	1.04

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ga.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger International Series Fund, contact your financial professional or call Hansberger International Series Funds at 1-800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 1-800-414-6927; at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available by calling 1-800-414-6927 and from the SEC website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2010 through December 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,285.90	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
ADVISOR CLASS
Actual	$1,000.00	$1,285.20	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.10% and 1.25% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,283.30	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58
ADVISOR CLASS
Actual	$1,000.00	$1,282.00	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.34

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.49% and 1.64% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,250.90	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38
ADVISOR CLASS
Actual	$1,000.00	$1,250.80	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

*	Expenses are equal to the Fund's annualized expense ratio: 0.86% and 1.08% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2010

Shares	Description	Value (†)

Common Stocks — 97.1% of Net Assets
	Australia — 2.6%
19,855	Commonwealth Bank of Australia	$1,031,677
53,203	Westpac Banking Corp.	1,208,661

		2,240,338

	Brazil — 5.3%
72,565	Companhia Energetica de Minas Gerais, Sponsored Preference ADR	1,203,853
62,751	Gafisa SA, ADR	911,772
25,681	Petroleo Brasileiro SA, Sponsored Preference ADR	877,520
51,371	Vale SA, Sponsored Preference ADR	1,552,432

		4,545,577

	Canada — 6.8%
27,663	Bank of Nova Scotia	1,588,612
17,661	Canadian National Railway Co.	1,173,927
42,375	Suncor Energy, Inc.	1,622,539
22,048	Teck Resources Ltd., Class B	1,363,228

		5,748,306

	China — 11.4%
912,710	China Construction Bank Corp., Class H	821,168
238,500	China Shenhua Energy Co. Ltd., Class H	999,538
2,103,600	China State Construction International Holdings Ltd., Class H	1,988,208
2,235,000	GOME Electrical Appliances Holdings Ltd.(b)	810,653
937,030	Guangzhou Automobile Group Co. Ltd., Class H	1,297,144
1,015,740	Industrial and Commercial Bank of China Ltd., Class H	753,556
97,000	Ping An Insurance (Group) Co. of China Ltd., Class H	1,080,190
317,600	Weichai Power Co. Ltd., Class H	1,960,736

		9,711,193

	Denmark — 0.8%
20,286	Vestas Wind Systems A/S(b)	642,463

	France — 8.9%
23,198	ArcelorMittal	882,833
17,509	BNP Paribas	1,115,080
19,223	Carrefour SA	792,608
18,563	GDF Suez	666,689
15,527	Groupe Danone	976,286
7,151	PPR	1,138,516
103,733	STMicroelectronics NV	1,078,757
18,203	Total SA	969,531

		7,620,300

	Germany — 4.8%
14,173	Adidas AG	921,935
10,131	Bayer AG, (Registered)	750,979
18,747	SAP AG	956,140
11,913	Siemens AG, (Registered)	1,475,708

		4,104,762

	India — 0.6%
30,958	Sterlite Industries India Ltd., ADR	512,045

	Italy — 1.1%
43,745	ENI SpA	958,771

Shares	Description	Value (†)

	Japan — 12.5%
155,000	Bank of Yokohama (The) Ltd.	$799,269
27,900	Canon, Inc.	1,433,091
6,200	FANUC Ltd.	947,709
73,700	Mitsui & Co. Ltd.	1,212,652
4,000	Nintendo Co. Ltd.	1,167,807
23,700	Shin-Etsu Chemical Co. Ltd.	1,277,348
59,500	Sumitomo Corp.	837,597
136,000	Sumitomo Trust & Banking Co. Ltd.	851,992
43,300	THK Co. Ltd.	990,393
16,660	Yamada Denki Co. Ltd.	1,133,400

		10,651,258

	Korea — 2.5%
21,179	KB Financial Group, Inc.	1,113,897
1,236	Samsung Electronics Co. Ltd.	1,032,228

		2,146,125

	Mexico — 1.3%
19,497	America Movil SAB de CV, Series L, ADR	1,117,958

	Norway — 1.3%
42,485	Subsea 7, Inc.(b)	1,114,510

	Russia — 5.5%
41,361	Evraz Group SA, GDR, (Reg S)(b)(c)	1,483,619
35,383	Gazprom, Sponsored ADR	900,144
20,896	LUKOIL, Sponsored ADR	1,195,669
45,157	MMC Norilsk Nickel, ADR	1,068,866

		4,648,298

	Singapore — 1.3%
96,600	DBS Group Holdings Ltd.	1,078,206

	South Africa — 1.9%
78,132	MTN Group Ltd.	1,594,580

	Spain — 0.9%
70,311	Banco Santander SA	749,216

	Sweden — 2.3%
64,931	Sandvik AB	1,266,931
59,619	Telefonaktiebolaget LM Ericsson, Class B	690,913

		1,957,844

	Switzerland — 9.0%
65,321	ABB Ltd., (Registered)(b)	1,458,480
19,148	Credit Suisse Group, (Registered)	771,184
8,540	Lonza Group AG, (Registered)	684,524
34,176	Nestle SA, (Registered)	2,002,155
14,102	Novartis AG, (Registered)	830,122
7,426	Roche Holding AG	1,088,598
2,832	Syngenta AG, (Registered)	830,155

		7,665,218

	Taiwan — 1.1%
372,893	Taiwan Semiconductor Manufacturing Co. Ltd.	907,733

	United Kingdom — 15.2%
244,738	Barclays PLC	1,011,479
36,151	BHP Billiton PLC	1,454,424
1,733,732	Dixons Retail PLC(b)	622,117
91,244	Eurasian Natural Resources Corp.	1,500,459
37,631	GlaxoSmithKline PLC	729,775
88,997	HSBC Holdings PLC	908,790

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2010

Shares	Description	Value (†)

	United Kingdom — continued
105,254	ICAP PLC	$880,089
34,983	Kazakhmys PLC	888,029
736,740	Lloyds Banking Group PLC(b)	760,540
260,370	Man Group PLC	1,207,312
44,896	Standard Chartered PLC	1,212,001
103,584	Tesco PLC	686,871
412,193	Vodafone Group PLC	1,082,070

		12,943,956

	Total Common Stocks (Identified Cost $64,800,663)	82,658,657

Preferred Stocks — 1.0%
	Germany — 1.0%
14,331	Henkel AG & Co. KGaA (Identified Cost $471,771)	888,540

Principal Amount
Short-Term Investments — 1.9%
$1,602,229	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $1,602,229 on 1/03/2011 collateralized by $1,630,000 Federal Home Loan Mortgage Corporation, 1.250% due 9/30/2013 valued at $1,636,113 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,602,229)	1,602,229

	Total Investments — 100.0% (Identified Cost $66,874,663)(a)	85,149,426
	Other assets less liabilities — 0.0%	13,654

	Net Assets — 100.0%	$85,163,080

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $70,628,814 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,086,332
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,565,720)

	Net unrealized appreciation	$14,520,612

(b)	Non-income producing security.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2010 (Unaudited)

Commercial Banks	17.7%
Metals & Mining	12.5
Oil, Gas & Consumable Fuels	8.8
Machinery	6.1
Wireless Telecommunication Services	4.5
Pharmaceuticals	4.1
Semiconductors & Semiconductor Equipment	3.6
Food Products	3.5
Capital Markets	3.3
Specialty Retail	2.9
Software	2.5
Chemicals	2.5
Electrical Equipment	2.5
Trading Companies & Distributors	2.4
Construction & Engineering	2.3
Other Investments, less than 2% each	18.9
Short-Term Investments	1.9

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

Currency Exposure at December 31, 2010 (Unaudited)

United States Dollar	19.5%
Euro	16.7
British Pound	14.1
Japanese Yen	12.5
Hong Kong Dollar	12.5
Swiss Franc	9.0
Australian Dollar	2.6
South Korean Won	2.5
Swedish Krona	2.3
Other, less than 2% each	8.3

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2010

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Argentina — 1.1%
12,434	Tenaris SA, ADR	$609,017

	Brazil — 15.1%
38,591	Banco Bradesco SA, Sponsored Preference ADR	783,011
39,928	Banco do Brasil SA	755,746
29,444	Cia Energetica de Minas Gerais, Sponsored Preference ADR	488,476
59,445	Companhia Brasileira de Meios de Pagamento	481,648
39,564	Gafisa SA, ADR	574,865
33,995	Hypermarcas SA(b)	461,390
21,942	Itau Unibanco Holding SA, Preference ADR	526,827
56,058	Petroleo Brasileiro SA, ADR	2,121,235
69,052	Vale SA, Sponsored Preference ADR	2,086,751

		8,279,949

	China — 19.8%
214,000	Anta Sports Products Ltd.	342,804
304,000	Belle International Holdings Ltd.	511,926
810,580	China Construction Bank Corp., Class H	729,281
77,600	China Mobile Ltd.	769,891
206,000	China National Building Material Co. Ltd., Class H	471,092
133,000	China Shenhua Energy Co. Ltd., Class H	557,394
686,000	China State Construction International Holdings Ltd., Class H	648,370
806,000	CNOOC Ltd.	1,928,946
242,000	Dongfeng Motor Group Co. Ltd., Class H	417,410
1,958,000	GOME Electrical Appliances Holdings Ltd.(b)	710,183
296,644	Guangzhou Automobile Group Co. Ltd., Class H	410,649
964,425	Industrial & Commercial Bank of China Ltd., Class H	715,487
4,215	PetroChina Co. Ltd., ADR	554,230
69,500	Ping An Insurance (Group) Co. of China Ltd., Class H	773,951
17,600	Tencent Holdings Ltd.	386,837
144,600	Weichai Power Co. Ltd., Class H	892,703

		10,821,154

	Egypt — 1.0%
11,517	Orascom Construction Industries	571,536

	India — 8.1%
36,244	Educomp Solutions Ltd.	430,600
38,033	Housing Development Finance Corp. Ltd.	617,995
17,757	ICICI Bank Ltd., Sponsored ADR	899,214
12,430	Infosys Technologies Ltd.	953,758
12,621	Larsen & Toubro Ltd.	558,233
19,755	Sterlite Industries India Ltd., ADR	326,748
24,807	Tata Consultancy Services Ltd.	645,737

		4,432,285

	Indonesia — 3.8%
81,000	PT Astra International Tbk	489,517
723,500	PT Bank Mandiri Tbk	520,257
5,458,500	PT Ramayana Lestari Sentosa Tbk	513,591
213,500	PT United Tractors Tbk	563,085

		2,086,450

Shares	Description	Value (†)

	Korea — 10.9%
5,589	Hyundai Motor Co.	$853,325
15,807	KB Financial Group, Inc.	831,360
1,760	LG Chem Ltd.	605,987
1,395	Lotte Shopping Co. Ltd.	581,288
2,355	Samsung Electronics Co. Ltd.	1,966,745
2,836	Samsung Fire & Marine Insurance Co. Ltd.	561,158
1,063	Shinsegae Co. Ltd.	575,101

		5,974,964

	Malaysia — 1.0%
196,500	Bumiputra-Commerce Holdings Bhd	541,762

	Mexico — 6.3%
18,265	America Movil SAB de CV, Series L, ADR	1,047,315
15,123	Desarrolladora Homex SAB de CV, ADR(b)	511,309
199,503	Empresas ICA SAB de CV(b)	509,015
133,663	Grupo Financiero Banorte SAB de CV	635,305
180,100	Grupo Mexico SAB de CV, Series B	741,400

		3,444,344

	Peru — 1.0%
4,637	Credicorp Ltd.	551,386

	Russia — 10.8%
22,528	Evraz Group SA, GDR, (Reg S)(b)(c)	808,079
38,605	Gazprom, Sponsored ADR	982,111
17,499	LUKOIL, Sponsored ADR	1,001,293
21,271	Mechel, Sponsored ADR	621,751
50,795	MMC Norilsk Nickel, ADR	1,202,318
229,178	Sberbank	778,977
13,851	Uralkali, Sponsored GDR (Reg S)(c)	509,007

		5,903,536

	South Africa — 7.0%
91,368	Clicks Group Ltd.	601,749
27,632	Impala Platinum Holdings Ltd.	978,639
8,781	Kumba Iron Ore Ltd.	566,593
25,938	MTN Group Ltd.	529,363
10,842	Naspers Ltd., N Shares	639,215
35,372	Shoprite Holdings Ltd.	535,444

		3,851,003

	Taiwan — 7.1%
792,694	Chinatrust Financial Holding Co. Ltd.	581,729
207,140	Formosa Plastics Corp.	692,575
151,501	HON HAI Precision Industry Co. Ltd.	610,288
32,152	MediaTek, Inc.	460,197
628,886	Taiwan Semiconductor Manufacturing Co. Ltd.	1,530,897

		3,875,686

	Thailand — 1.1%
114,100	Bangkok Bank PLC, (Registered)	577,172

	Turkey — 0.7%
80,931	Turkiye Garanti Bankasi A/S	408,733

	United Kingdom — 2.6%
53,096	Eurasian Natural Resources Corp. PLC	873,136
21,958	Kazakhmys PLC	557,394

		1,430,530

	Total Common Stocks (Identified Cost $40,206,548)	53,359,507

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2010

Shares	Description	Value (†)

Preferred Stocks — 0.9%
	Brazil — 0.9%
46,633	Banco do Estado do Rio Grande do Sul, Class B (Identified Cost $519,342)	$495,827

Principal Amount
Short-Term Investments — 1.4%
$784,378	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $784,378 on 1/03/2011 collateralized by $800,000 Federal Home Loan Mortgage Corp., 1.250% due 9/30/2013 valued at $803,000 including accrued interest (Note 2 Notes to Financial Statements) (Identified Cost $784,378)	784,378

	Total Investments — 99.7% (Identified Cost $41,510,268)(a)	54,639,712
	Other assets less liabilities — 0.3%	159,575

	Net Assets — 100.0%	$54,799,287

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information: At December 31, 2010, the net unrealized appreciation on investments based on a cost of $42,129,420 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,369,651
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(859,359)

	Net unrealized appreciation	$12,510,292

(b)	Non-income producing security.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

ADR/ GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2010 (Unaudited)

Commercial Banks	19.0%
Metals & Mining	16.0
Oil, Gas & Consumable Fuels	13.0
Semiconductors & Semiconductor Equipment	7.2
Wireless Telecommunication Services	4.3
Construction & Engineering	4.2
Automobiles	4.0
IT Services	3.8
Chemicals	3.3
Multiline Retail	3.1
Machinery	2.6
Insurance	2.4
Specialty Retail	2.3
Food & Staples Retailing	2.0
Other Investments, less than 2% each	11.1
Short-Term Investments	1.4

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

Currency Exposure at December 31, 2010 (Unaudited)

United States Dollar	32.4%
Hong Kong Dollar	18.8
South Korean Won	10.9
New Taiwan Dollar	7.1
South African Rand	7.0
Indian Rupee	5.8
Brazilian Real	4.0
Indonesian Rupiah	3.8
Mexican Peso	3.5
British Pound	2.6
Other, less than 2% each	3.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2010

Shares	Description	Value (†)

Common Stocks — 99.4% of Net Assets
	Australia — 7.6%
275,877	BHP Billiton Ltd.	$12,828,593
196,451	CSL Ltd.	7,292,695
215,049	Macquarie Group Ltd.	8,137,581
136,528	Rio Tinto Ltd.	11,955,347
250,555	WorleyParsons Ltd.	6,862,371

		47,076,587

	Belgium — 1.3%
145,378	Anheuser-Busch InBev NV	8,306,722

	Brazil — 6.2%
548,914	Cia Energetica de Minas Gerais, Sponsored Preference ADR	9,106,483
379,096	Itau Unibanco Holding SA, Preference ADR	9,102,095
176,906	Petroleo Brasileiro SA, ADR	6,694,123
381,208	Vale SA, Sponsored ADR	13,178,361

		38,081,062

	Canada — 7.6%
170,484	Bank of Nova Scotia	9,785,471
367,981	Cameco Corp.	14,859,073
579,141	Manulife Financial Corp.	9,989,207
322,348	Suncor Energy, Inc.	12,342,705

		46,976,456

	Chile — 1.3%
138,782	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	8,107,644

	China — 11.2%
8,926,000	Agile Property Holdings Ltd.	13,189,171
7,858,000	China Communications Construction Co. Ltd., Class H	6,858,729
2,606,550	China Merchants Bank Co. Ltd., Class H	6,601,939
4,424,000	China Resources Land Ltd.	8,033,996
8,546,000	Industrial & Commercial Bank of China Ltd., Class H	6,340,101
92,273	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	9,709,888
6,224,000	PetroChina Co. Ltd., Class H	8,142,550
469,800	Tencent Holdings Ltd.	10,325,902

		69,202,276

	Denmark — 2.2%
60,774	Novo Nordisk A/S, Class B	6,847,074
216,305	Vestas Wind Systems A/S(b)	6,850,440

		13,697,514

	France — 4.8%
391,923	AXA SA	6,523,683
143,804	BNP Paribas	9,158,321
68,303	Iliad SA	7,432,350
123,432	Total SA, Sponsored ADR	6,601,143

		29,715,497

	Germany — 7.4%
155,008	Adidas AG	10,083,066
250,525	Aixtron SE AG	9,335,927
136,833	Bayerische Motoren Werke AG	10,780,593
95,101	Deutsche Boerse AG	6,570,587
51,362	Wacker Chemie AG	8,954,691

		45,724,864

Shares	Description	Value (†)

	Hong Kong — 2.6%
1,628,947	Esprit Holdings Ltd.	$7,727,796
1,441,075	Li & Fung Ltd.	8,426,038

		16,153,834

	India — 1.3%
47,985	HDFC Bank Ltd., ADR	8,018,773

	Israel — 1.2%
135,958	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	7,087,490

	Italy — 1.7%
218,592	Saipem SpA	10,792,508

	Japan — 9.6%
218,900	Canon, Inc.	11,243,857
80,900	FANUC Ltd.	12,366,078
70,900	SMC Corp.	12,098,814
3,031	Sony Financial Holdings, Inc.	12,206,854
285,600	Toyota Motor Corp.	11,243,625

		59,159,228

	Korea — 2.0%
29,670	Samsung Electronics Co. Ltd., GDR, 144A	12,517,773

	Mexico — 1.4%
291,405	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	8,328,355

	Norway — 1.2%
451,994	Telenor ASA	7,365,395

	Russia — 1.4%
331,149	Gazprom, Sponsored ADR	8,424,431

	Sweden — 3.4%
430,841	Atlas Copco AB, Class A	10,875,922
104,060	Millicom International Cellular SA	9,948,136

		20,824,058

	Switzerland — 9.1%
306,134	ABB Ltd., (Registered)(b)	6,835,326
134,198	Cie Financiere Richemont SA, Series A	7,891,356
166,494	Credit Suisse Group AG, (Registered)	6,705,531
385,166	Logitech International SA, (Registered)(b)	7,144,829
117,190	Nestle SA, (Registered)	6,865,420
117,895	Novartis AG, (Registered)	6,939,954
46,570	Roche Holding AG	6,826,826
53,433	Sonova Holding AG, (Registered)	6,887,858

		56,097,100

	United Kingdom — 14.9%
202,862	Anglo American PLC	10,612,292
1,232,807	ARM Holdings PLC	8,414,216
455,318	Autonomy Corp. PLC(b)	10,711,945
508,350	BG Group PLC	10,312,039
771,605	British Sky Broadcasting Group PLC	8,868,957
169,135	HSBC Holdings PLC, Sponsored ADR	8,632,651
928,920	Prudential PLC	9,704,655
262,274	Standard Chartered PLC	7,080,281
1,309,252	Tesco PLC	8,681,722
235,126	Vedanta Resources PLC	9,276,118

		92,294,876

	Total Common Stocks (Identified Cost $499,744,872)	613,952,443

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2010

Principal Amount	Description	Value (†)

Short-Term Investments — 0.5%
$3,367,848	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $3,367,848 on 1/03/2011 collateralized by $3,425,000 Federal Home Loan Mortgage Corp., 1.250% due 9/30/2013 valued at $3,437,844 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,367,848)	$3,367,848

	Total Investments — 99.9% (Identified Cost $503,112,720)(a)	617,320,291
	Other assets less liabilities — 0.1%	649,424

	Net Assets — 100.0%	$617,969,715

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $536,880,960 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$98,464,711
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,025,380)

	Net unrealized appreciation	$80,439,331

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of Rule 144A holdings amounted to $4,959,856 or 0.8% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	11.0%
Commercial Banks	10.5
Metals & Mining	9.3
Insurance	6.2
Machinery	5.8
Semiconductors & Semiconductor Equipment	4.9
Pharmaceuticals	4.5
Automobiles	3.5
Real Estate Management & Development	3.4
Textiles, Apparel & Luxury Goods	2.9
Energy Equipment & Services	2.8
Chemicals	2.8
Food & Staples Retailing	2.8
Capital Markets	2.4
Diversified Telecommunication Services	2.4
Electrical Equipment	2.2
Other Investments, less than 2% each	22.0
Short-Term Investments	0.5

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure at December 31, 2010 (Unaudited)

United States Dollar	26.6%
Euro	14.2
British Pound	13.6
Hong Kong Dollar	12.2
Japanese Yen	9.6
Swiss Franc	7.9
Australian Dollar	7.6
Canadian Dollar	3.0
Danish Krone	2.2
Other, less than 2% each	3.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	International Value Fund	Emerging Markets Fund	International Growth Fund
ASSETS
Investments at cost	$66,874,663	$41,510,268	$503,112,720
Net unrealized appreciation	18,274,763	13,129,444	114,207,571

Investments at value	85,149,426	54,639,712	617,320,291

Cash	4,074	—	—
Foreign currency at value (identified cost $18,941, $355,149 and $0)	18,986	361,919	—
Receivable for Fund shares sold	300,384	300	31,887
Receivable for securities sold	—	37,819	—
Dividends receivable	144,997	73,176	892,679
Tax reclaims receivable	46,061	—	276,905

TOTAL ASSETS	85,663,928	55,112,926	618,521,762

LIABILITIES
Payable for securities purchased	234,814	149,844	—
Payable for Fund shares redeemed	77,985	—	4,686
Foreign taxes payable (Note 2)	—	15,163	—
Management fees payable (Note 5)	49,796	38,912	387,743
Deferred Trustees’ fees (Note 5)	46,781	44,475	63,727
Administrative fees payable (Note 5)	3,383	2,204	24,549
Other accounts payable and accrued expenses	88,089	63,041	71,342

TOTAL LIABILITIES	500,848	313,639	552,047

NET ASSETS	$85,163,080	$54,799,287	$617,969,715

NET ASSETS CONSIST OF:
Paid-in capital	$97,303,539	$48,565,249	$775,857,322
Distributions in excess of net investment income	(17,784)	(46,236)	(114,986)
Accumulated net realized loss on investments and foreign currency transactions	(30,403,339)	(6,841,014)	(272,019,066)
Net unrealized appreciation on investments and foreign currency translations	18,280,664	13,121,288	114,246,445

NET ASSETS	$85,163,080	$54,799,287	$617,969,715

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$17,962,253	$54,220,441	$608,571,351

Shares of beneficial interest	1,982,189	4,207,799	37,648,859

Net asset value, offering and redemption price per share	$9.06	$12.89	$16.16

Advisor Class:
Net assets	$67,200,827	$578,846	$9,398,364

Shares of beneficial interest	7,444,750	45,391	581,720

Net asset value, offering and redemption price per share	$9.03	$12.75	$16.16

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2010

	International Value Fund	Emerging Markets Fund	International Growth Fund
INVESTMENT INCOME
Dividends	$2,190,634	$1,032,733	$12,304,959
Less net foreign taxes withheld	(187,291)	(99,535)	(1,079,040)

	2,003,343	933,198	11,225,919

Expenses
Management fees (Note 5)	604,268	481,795	4,383,090
Administrative fees (Note 5)	38,409	22,934	278,579
Trustees’ fees and expenses (Note 5)	23,768	22,910	34,441
Transfer agent fees and expenses (Notes 5 and 6)	101,896	2,618	26,842
Audit and tax services fees	54,074	50,826	51,113
Custodian fees and expenses	103,021	116,345	193,815
Legal fees	1,448	836	10,466
Registration fees	35,456	34,191	45,202
Shareholder reporting expenses	32,339	1,569	24,051
Miscellaneous expenses	18,255	28,004	42,988

Total expenses	1,012,934	762,028	5,090,587
Less waiver and/or expense reimbursement (Note 5)	(56,074)	(61,006)	—

Net expenses	956,860	701,022	5,090,587

Net investment income	1,046,483	232,176	6,135,332

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	5,328,698	3,999,295	11,497,123
Foreign currency transactions	(10,429)	(254)	(450,361)
Net change in unrealized appreciation (depreciation) on:
Investments	1,588,086	4,179,063	24,790,898
Foreign currency translations	(3,018)	823	14,513

Net realized and unrealized gain on investments and foreign currency transactions	6,903,337	8,178,927	35,852,173

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,949,820	$8,411,103	$41,987,505

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund		International Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,046,483	$3,124,904	$232,176	$426,700	$6,135,332	$6,210,503
Net realized gain (loss) on investments and foreign currency transactions	5,318,269	(27,073,885)	3,999,041	(5,096,480)	11,046,762	(187,062,487)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,585,068	80,422,946	4,179,886	29,796,117	24,805,411	401,231,699

Net increase in net assets resulting from operations	7,949,820	56,473,965	8,411,103	25,126,337	41,987,505	220,379,715

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(262,367)	(798,212)	(374,343)	(420,528)	(5,758,324)	(6,099,483)
Advisor Class	(878,268)	(1,814,053)	(3,371)	(4,603)	(67,355)	(82,548)

Total distributions	(1,140,635)	(2,612,265)	(377,714)	(425,131)	(5,825,679)	(6,182,031)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(18,032,798)	(122,744,840)	(906,038)	(15,308,019)	(62,132,624)	(112,636,545)

Net increase (decrease) in net assets	(11,223,613)	(68,883,140)	7,127,351	9,393,187	(25,970,798)	101,561,139
NET ASSETS
Beginning of the year	96,386,693	165,269,833	47,671,936	38,278,749	643,940,513	542,379,374

End of the year	$85,163,080	$96,386,693	$54,799,287	$47,671,936	$617,969,715	$643,940,513

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(17,784)	$95,041	$(46,236)	$(92,944)	$(114,986)	$116,471

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$8.34		$6.18	$12.77	$12.95	$13.58

Income from Investment Operations:
Net investment income(a)	0.12		0.15	0.24	0.25	0.23
Net realized and unrealized gain (loss)	0.73		2.22	(5.45)	1.65	2.88

Total from Investment Operations	0.85		2.37	(5.21)	1.90	3.11

Less Distributions From:
Net investment income	(0.13)		(0.21)	(0.06)	(0.63)	(0.32)
Net realized capital gain	—		—	(1.32)	(1.45)	(3.42)

Total Distributions	(0.13)		(0.21)	(1.38)	(2.08)	(3.74)

Net asset value, end of the period	$9.06		$8.34	$6.18	$12.77	$12.95

Total return(b)	10.25%		38.28%	(43.37)%	14.75%	24.40%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$17,962		$17,917	$106,435	$262,572	$284,022
Net expenses(c)(d)	1.07	%(e)	0.97%	0.94%	0.93%	0.99	%(f)
Gross expenses(c)	1.14%		0.97%	0.94%	0.94%	0.99	%(f)
Net investment income(c)	1.48%		2.30%	2.33%	1.76%	1.60%
Portfolio turnover rate	41%		45%	69%	47%	46%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	Computed on an annualized basis for periods less than one year, if applicable.
(d)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	The expense limit changed during the period. See Note 5 of Notes to Financial Statements.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$8.31		$6.17	$12.75	$12.94	$13.58

Income from Investment Operations:
Net investment income(a)	0.10		0.12	0.15	0.22	0.15
Net realized and unrealized gain (loss)	0.74		2.22	(5.36)	1.65	2.94

Total from Investment Operations	0.84		2.34	(5.21)	1.87	3.09

Less Distributions From:
Net investment income	(0.12)		(0.20)	(0.05)	(0.61)	(0.31)
Net realized capital gain	—		—	(1.32)	(1.45)	(3.42)

Total Distributions	(0.12)		(0.20)	(1.37)	(2.06)	(3.73)

Net asset value, end of the period	$9.03		$8.31	$6.17	$12.75	$12.94

Total return(b)	10.12%		38.09%	(43.50)%	14.51%	24.23%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$67,201		$78,470	$58,834	$10,181	$5,135
Net expenses(c)(d)	1.22	%(e)	1.15%	1.15%	1.15%	1.15%
Gross expenses(d)	1.29%		1.17%	1.23%	1.82%	2.59%
Net investment income(d)	1.25%		1.72%	1.85%	1.53%	1.07%
Portfolio turnover rate	41%		45%	69%	47%	46%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The expense limit changed during the period. See Note 5 of Notes to Financial Statements.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2010(a)		Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)	Year Ended December 31, 2006(a)
Net asset value, beginning of the period	$11.05		$6.45	$30.80	$41.50	$46.05

Income from Investment Operations:
Net investment income(b)	0.05		0.08	0.27	0.35	0.97
Net realized and unrealized gain (loss)	1.88		4.62	(14.83)	12.29	11.44

Total from Investment Operations	1.93		4.70	(14.56)	12.64	12.41

Less Distributions From:
Net investment income	(0.09)		(0.10)	(0.39)	(0.34)	(1.11)
Net realized capital gain	—		—	(9.40)	(23.00)	(15.85)

Total Distributions	(0.09)		(0.10)	(9.79)	(23.34)	(16.96)
Transaction fees(c)(d)	—		—	—	—	0.00

Net asset value, end of the period	$12.89		$11.05	$6.45	$30.80	$41.50

Total return(e)	17.49%		72.96%	(51.64)%	30.73%	27.77%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$54,220		$47,028	$38,191	$219,241	$307,442
Net expenses(f)(g)	1.45	%(h)	1.32%	1.25%	1.25%	1.25%
Gross expenses(f)	1.58%		1.67%	1.36%	1.32%	1.35%
Net investment income(f)	0.48%		0.96%	1.11%	0.74%	1.96%
Portfolio turnover rate	63%		57%	65%	59%	64%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 11 of Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for period less than one year, if applicable.
(g)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	The expense limit changed during the period. See Note 5 of Notes to Financial Statements.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Year Ended December 31, 2010(a)		Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)	Year Ended December 31, 2006(a)
Net asset value, beginning of the period	$10.95		$6.40	$30.65	$41.40	$46.05

Income from Investment Operations:
Net investment income(b)	0.03		0.06	0.21	0.23	0.85
Net realized and unrealized gain (loss)	1.85		4.57	(14.69)	12.33	11.41

Total from Investment Operations	1.88		4.63	(14.48)	12.56	12.26

Less Distributions From:
Net investment income	(0.08)		(0.08)	(0.37)	(0.31)	(1.06)
Net realized capital gain	—		—	(9.40)	(23.00)	(15.85)

Total Distributions	(0.08)		(0.08)	(9.77)	(23.31)	(16.91)

Net asset value, end of the period	$12.75		$10.95	$6.40	$30.65	$41.40

Total return(c)	17.15%		72.57%	(51.61)%	30.46%	27.56%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$579		$643	$87	$17	$1
Net expenses(d)(e)	1.60	%(f)	1.49%	1.40%	1.40%	1.40%
Gross expenses(e)	1.87%		1.94%	2.39%	334.55%	1,433.82%
Net investment income(e)	0.25%		0.63%	0.99%	0.47%	1.74%
Portfolio turnover rate	63%		57%	65%	59%	64%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 11 of Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The expense limit changed during the period. See Note 5 of Notes to Financial Statements.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$15.02	$9.97	$20.66		$18.59	$15.87

Income from Investment Operations:
Net investment income(a)	0.15	0.14	0.25		0.15	0.13
Net realized and unrealized gain (loss)	1.14	5.06	(10.52)		3.40	3.55

Total from Investment Operations	1.29	5.20	(10.27)		3.55	3.68

Less Distributions From:
Net investment income	(0.15)	(0.15)	(0.22)		(0.11)	(0.17)
Net realized capital gain	—	—	(0.20)		(1.37)	(0.79)

Total Distributions	(0.15)	(0.15)	(0.42)		(1.48)	(0.96)
Transaction fees(b)(c)	—	—	—		—	0.00

Net asset value, end of the period	$16.16	$15.02	$9.97		$20.66	$18.59

Total return(d)	8.63%	52.20%	(50.10)%		19.15%	23.27%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$608,571	$633,958	$541,198		$908,350	$567,717
Net expenses(e)(f)	0.87%	0.88%	0.84	%(g)	0.88%	0.93	%(h)
Gross expenses(e)	0.87%	0.88%	0.86%		0.89%	0.93	%(h)
Net investment income(e)	1.05%	1.13%	1.58%		0.71%	0.75%
Portfolio turnover rate	52%	50%	69%		52%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value, beginning of the period	$15.01	$9.96	$20.62		$18.56	$15.87

Income from Investment Operations:
Net investment income(a)	0.12	0.07	0.19		0.12	0.14
Net realized and unrealized gain (loss)	1.15	5.12	(10.47)		3.36	3.50

Total from Investment Operations	1.27	5.19	(10.28)		3.48	3.64

Less Distributions From:
Net investment income	(0.12)	(0.14)	(0.18)		(0.05)	(0.16)
Net realized capital gain	—	—	(0.20)		(1.37)	(0.79)

Total Distributions	(0.12)	(0.14)	(0.38)		(1.42)	(0.95)
Transaction fees(b)(c)	—	—	—		—	0.00

Net asset value, end of the period	$16.16	$15.01	$9.96		$20.62	$18.56

Total return(d)	8.44%	52.15%	(50.25)%		18.81%	22.98%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$9,398	$9,982	$1,181		$1,539	$770
Net expenses(e)(f)	1.10%	1.04%	1.15	%(g)(h)	1.15%	1.15%
Gross expenses(f)	1.10%	1.04%	1.17	%(g)	2.02%	8.16%
Net investment income(f)	0.83%	0.51%	1.22%		0.58%	0.78%
Portfolio turnover rate	52%	50%	69%		52%	54%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Prior to September 11, 2006, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.21%.
(h)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.   Organization.   Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies.   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation.   Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At December 31, 2010, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	77%
Emerging Markets Fund	61%
International Growth Fund	70%

b.   Investment Transactions and Related Investment Income.   Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.   Foreign Currency Translation.   The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.   Forward Foreign Currency Contracts.   Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Funds during the year ended December 31, 2010.

e.   Federal and Foreign Income Taxes.   The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as taxable over distribution, deferred compensation adjustments, redemption in-kind, foreign capital gains tax refunds, distributions in excess of current earnings and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, passive foreign investment companies unrealized gains, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2010 and 2009 was as follows:

	2010 Distributions Paid From:			2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$1,140,635	$—	$1,140,635	$2,612,265	$—	$2,612,265
Emerging Markets Fund	377,714	—	377,714	425,131	—	425,131
International Growth Fund	5,825,679	—	5,825,679	6,182,031	—	6,182,031

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund
Undistributed ordinary income	$30,109	$—	$—
Undistributed long-term capital gains	—	—	—

Total undistributed earnings	30,109	—	—
Capital loss carryforward:
Expires December 31, 2016	—	—	(26,967,110)
Expires December 31, 2017	(26,650,299)*	(6,221,862)	(210,257,749)

Total capital loss carryforwards	(26,650,299)	(6,221,862)	(237,224,859)
Deferred net capital losses (post-October 2010)	—	—	(1,025,968)
Deferred net currency losses (post-October 2010)	—	(1,761)	(51,257)
Unrealized appreciation (depreciation)	14,526,512	12,502,136	80,478,205

Total accumulated earnings (losses)	$(12,093,678)	$6,278,513	$(157,823,879)

Capital loss carryforward utilized in the current year	$4,507,688	$3,427,235	$18,669,090

*	The capital loss carryforwards on the International Value Fund are subject to limitations pursuant to Section 382 of the Internal Revenue Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Funds’ financial statements.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2010, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,240,338	$—	$2,240,338
Brazil	4,545,577	—	—	4,545,577
Canada	5,748,306	—	—	5,748,306
China	1,297,144	8,414,049	—	9,711,193
Denmark	—	642,463	—	642,463
France	—	7,620,300	—	7,620,300
Germany	—	4,104,762	—	4,104,762
India	512,045	—	—	512,045
Italy	—	958,771	—	958,771
Japan	—	10,651,258	—	10,651,258
Korea	—	2,146,125	—	2,146,125
Mexico	1,117,958	—	—	1,117,958
Norway	—	1,114,510	—	1,114,510
Russia	4,648,298	—	—	4,648,298
Singapore	—	1,078,206	—	1,078,206
South Africa	—	1,594,580	—	1,594,580
Spain	—	749,216	—	749,216
Sweden	—	1,957,844	—	1,957,844
Switzerland	—	7,665,218	—	7,665,218
Taiwan	—	907,733	—	907,733
United Kingdom	—	12,943,956	—	12,943,956

Total Common Stocks	17,869,328	64,789,329	—	82,658,657

Preferred Stocks(a)	—	888,540	—	888,540
Short-Term Investments	—	1,602,229	—	1,602,229

Total	$17,869,328	$67,280,098	$—	$85,149,426

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

Emerging Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$609,017	$—	$—	$609,017
Brazil	8,279,949	—	—	8,279,949
China	964,879	9,856,275	—	10,821,154
Egypt	—	571,536	—	571,536
India	1,225,962	3,206,323	—	4,432,285
Indonesia	—	2,086,450	—	2,086,450
Korea	—	5,974,964	—	5,974,964
Malaysia	—	541,762	—	541,762
Mexico	3,444,344	—	—	3,444,344
Peru	551,386	—	—	551,386
Russia	4,615,552	1,287,984	—	5,903,536
South Africa	—	3,851,003	—	3,851,003
Taiwan	—	3,875,686	—	3,875,686
Thailand	—	577,172	—	577,172
Turkey	—	408,733	—	408,733
United Kingdom	—	1,430,530	—	1,430,530

Total Common Stocks	19,691,089	33,668,418	—	53,359,507

Preferred Stocks(a)	495,827	—	—	495,827
Short-Term Investments	—	784,378	—	784,378

Total	$20,186,916	$34,452,796	$—	$54,639,712

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Common stocks valued at $639,809 were transferred from Level 1 to Level 2 during the year ended December 31, 2010. At December 31, 2009, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at December 31, 2010, these securities were fair valued pursuant to procedures approved by the Board of Trustees. Transfers are recognized as of the beginning of the reporting period.

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$47,076,587	$—	$47,076,587
Belgium	—	8,306,722	—	8,306,722
Brazil	38,081,062	—	—	38,081,062
Canada	46,976,456	—	—	46,976,456
Chile	8,107,644	—	—	8,107,644
China	9,709,888	59,492,388	—	69,202,276
Denmark	—	13,697,514	—	13,697,514
France	6,601,143	23,114,354	—	29,715,497
Germany	—	45,724,864	—	45,724,864
Hong Kong	—	16,153,834	—	16,153,834
India	8,018,773	—	—	8,018,773
Israel	7,087,490	—	—	7,087,490
Italy	—	10,792,508	—	10,792,508
Japan	—	59,159,228	—	59,159,228
Korea	12,517,773	—	—	12,517,773
Mexico	8,328,355	—	—	8,328,355
Norway	—	7,365,395	—	7,365,395
Russia	8,424,431	—	—	8,424,431
Sweden	9,948,136	10,875,922	—	20,824,058
Switzerland	7,144,829	48,952,271	—	56,097,100
United Kingdom	8,632,651	83,662,225	—	92,294,876

Total Common Stocks	179,578,631	434,373,812	—	613,952,443

Short-Term Investments	—	3,367,848	—	3,367,848

Total	$179,578,631	$437,741,660	$—	$617,320,291

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

4.  Purchases and Sales of Securities.  For the year ended December 31, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$32,211,267	$50,376,734
Emerging Markets Fund	29,334,984	30,183,450
International Growth Fund	299,809,724	363,345,527

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%

HGI has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the period from May 1, 2010 to December 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	1.10%	1.25%
Emerging Markets Fund	1.50%	1.65%
International Growth Fund	1.00%	1.15%

Prior to May 1, 2010, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.35%	1.50%
International Growth Fund	1.00%	1.15%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

For the year ended December 31, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
International Value Fund	$604,268	$51,377	$552,891	0.75%	0.69%
Emerging Markets Fund	481,795	59,029	422,766	1.00%	0.88%
International Growth Fund	4,383,090	—	4,383,090	0.75%	0.75%

[1]	Management fee waivers are subject to possible recovery until December 31, 2011.

For the year ended December 31, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Advisor Class
International Value Fund	$1,162	$3,535
Emerging Markets Fund	1,287	690

[2]	Expense reimbursements are subject to possible recovery until December 31, 2011.

No expenses were recovered during the year ended December 31, 2010 under the terms of the expense limitation agreement.

b.   Distribution Agreement.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

c.   Administrative Fees.   Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which was reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended December 31, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
International Value Fund	$38,409
Emerging Markets Fund	22,934
International Growth Fund	278,579

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
International Value Fund	$14,323
Emerging Markets Fund	391
International Growth Fund	9,743

e.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2010, the International Value Fund sold securities to an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $249,893.

6.  Class-Specific Expenses.  For the year ended December 31, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$1,162	$100,734
Emerging Markets Fund	1,287	1,331
International Growth Fund	4,583	22,259

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2010, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
International Value Fund	$450
International Growth Fund	25

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	1	12.29%
Emerging Markets Fund	3	94.32%
International Growth Fund	4	27.28%

11.  Reverse Stock Split.  On April 23, 2010, the Emerging Markets Fund implemented a 1-for-5 reverse stock split for the Institutional and Advisor Class shares. The net effect of the reverse stock split was to decrease the number of the Classes’ outstanding shares and increase the net asset value per share by a proportionate amount. Immediately after the reverse stock split, each shareholder held the same percentage of the Classes’ outstanding shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity shown in Note 12 and per-share data shown in the Financial Highlights for periods prior to April 23, 2010 have been restated to reflect the reverse stock split.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
International Value Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	224,470	$1,787,274	1,901,090	$11,015,433
Issued in connection with the reinvestment of distributions	12,096	108,056	85,677	555,203
Redeemed	(402,309)	(3,013,869)	(13,798,688)	(108,225,849)
Redeemed in-kind	—	—	(3,251,459)	(25,979,158)

Net change	(165,743)	$(1,118,539)	(15,063,380)	$(122,634,371)

Advisor Class
Issued from the sale of shares	1,937,906	$15,519,055	3,086,153	$20,883,523
Issued in connection with the reinvestment of distributions	98,067	872,094	228,585	1,779,046
Redeemed	(4,035,147)	(33,305,408)	(3,412,457)	(22,773,038)

Net change	(1,999,174)	$(16,914,259)	(97,719)	$(110,469)

Increase (decrease) from capital share transactions	(2,164,917)	$(18,032,798)	(15,161,099)	$(122,744,840)

	Year Ended December 31, 2010		Year Ended December 31, 2009
Emerging Markets Fund	Shares(a)	Amount	Shares(a)	Amount
Institutional Class
Issued from the sale of shares	320,784	$3,376,510	76,034	$653,500
Issued in connection with the reinvestment of distributions	29,880	373,754	42,838	418,124
Redeemed	(390,487)	(4,517,703)	(1,779,586)	(16,764,869)

Net change	(39,823)	$(767,439)	(1,660,714)	$(15,693,245)

Advisor Class
Issued from the sale of shares	17,047	$195,148	92,573	$750,067
Issued in connection with the reinvestment of distributions	247	3,057	455	4,551
Redeemed	(30,664)	(336,804)	(47,886)	(369,392)

Net change	(13,370)	$(138,599)	45,142	$385,226

Increase (decrease) from capital share transactions	(53,193)	$(906,038)	(1,615,572)	$(15,308,019)

(a) Shares issued/redeemed prior to April 23, 2010 have been restated to reflect a 1-for-5 reverse stock split.

	Year Ended December 31, 2010		Year Ended December 31, 2009
International Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	9,018,521	$133,922,277	6,206,903	$70,765,447
Issued in connection with the reinvestment of distributions	265,578	4,240,174	346,766	4,899,924
Redeemed	(8,676,223)	(129,550,439)	(18,630,655)	(195,705,128)
Redeemed in-kind (Note 13)	(5,167,931)	(69,536,279)	—	—

Net change	(4,560,055)	$(60,924,267)	(12,076,986)	$(120,039,757)

Advisor Class
Issued from the sale of shares	125,341	$1,840,735	587,261	$7,926,151
Issued in connection with the reinvestment of distributions	4,044	64,494	5,495	79,660
Redeemed	(212,671)	(3,113,586)	(46,297)	(602,599)

Net change	(83,286)	$(1,208,357)	546,459	$7,403,212

Increase (decrease) from capital share transactions	(4,643,341)	$(62,132,624)	(11,530,527)	$(112,636,545)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

13.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The International Growth Fund realized losses of $(8,539,222) on redemptions in-kind during the year ended December 31, 2010. This amount is included in realized gain (loss) on the Statements of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund and International Growth Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2011

2010 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2010 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Value Fund	100.00%
Emerging Markets Fund	100.00%
International Growth Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2010, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$171,014	$2,190,633
Emerging Markets Fund	80,973	1,032,733
International Growth Fund	1,020,202	12,217,033

TRUSTEES AND OFFICERS INFORMATION

The tables below provide certain information regarding the trustees and officers of Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Hansberger International Series Funds at 1-800-414-6927.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2007 to 2009 and Since 2011 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	44 Formerly, Trustee, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (investment companies)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Daniel M. Cain (1945)	Trustee Since 2007 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2007 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

David L. Giunta[1,3] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing service as Chief Executive Officer of Natixis Global Associates — U.S.

John T. Hailer[4] (1960)	Trustee Since 2007	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and the Trust (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEES AND OFFICERS INFORMATION (continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Ronald Holt (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003-2007, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer; Assistant Secretary; and Anti-Money Laundering Officer since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with the Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

M-HN58-1210

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Hansberger International Series	$168,000	$126,000	$242	$399	$29,559	$57,293	$—	$—

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services respect to regulatory matters.

2.	Tax fees consist of:

2009 - review of the Registrant’s tax returns and consulting services with respect to new deferred compensation tax rules.

2010 - review of the Registrant’s tax returns, tax analysis of ownership changes, tax treatment of the Hansberger International Core Fund’s liquidation and consulting services related to new Massachusetts filing requirements and Washington State nexus notice.

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $29,801 and $57,692, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$207,281	$15,200

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2011